UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2012

RLI Corp.

(Exact name of registrant as specified in its charter)

Illinois	001-09463	37-0889946
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9025 North Lindbergh Drive, Peoria, IL	61615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (309) 692-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Effective January 1, 2012, RLI Corp. retrospectively adopted Accounting Standards Update (ASU) 2010-26: Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts, which requires costs to be incrementally or directly related to the successful acquisition of new or renewal insurance contracts in order to be capitalized as deferred acquisition costs. This Current Report on Form 8-K is being filed in order to revise information, including the financial statements, included in RLI’s Annual Report on Form 10-K for the year ended December 31, 2011 (the “2011 Form 10-K”) for the retrospective adoption of ASU 2010-26.  These revisions do not, however, constitute a restatement of the financial statements.  For further detail, see Note 1C of the consolidated financial statements.

The following items of the 2011 Form 10-K are being revised:

• Item 1 — Business

• Item 6 — Selected Financial Data

• Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations

• Item 8 — Financial Statements and Supplementary Data

• Item 15 — Exhibits and Financial Statement Schedules

Portions of Parts I, II and IV of the 2011 Form 10-K, as adjusted retrospectively, are included as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference. Except with respect to the items noted above, no other information in the 2011 Form 10-K is being updated in this Form 8-K for events or developments that occurred subsequent to the filing of the Form 10-K. Consequently, all other information not affected by the additions described above is unchanged and reflects the disclosures and other information made at the dates of the filing of the 2011 Form 10-K and should be read in conjunction with RLI Corp.’s filings with the SEC subsequent to such dates. All internal page references included in Exhibit 99.1 refer to those used in the original 2011 Form 10-K, and do not reference the page numbers of this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Number	Exhibit Description

23	Consent of KPMG LLP.

99.1	Supplemental information to update RLI Corp.’s Annual Report on Form 10-K for the year ended December 31, 2011.

101	The following financial information from RLI Corp.’s Form 10-K for the year ended December 31, 2011, formatted in XBRL (Extensible Business Reporting Language):

(i) Consolidated Balance Sheets
(ii) Consolidated Statements of Earnings and Comprehensive Earnings
(iii) Consolidated Statements of Shareholders’ Equity
(iv) Consolidated Statements of Cash Flows
(v) Notes to Consolidated Financial Statements
(vi) Financial Statement Schedules

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RLI CORP.

	By:	/s/ Thomas L. Brown
Dated: December 17, 2012	Thomas L. Brown
Vice President, Chief Financial Officer and Treasurer